Morgan Stanley Global Fixed Income
Opportunities Fund
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Turkiye is Bankasi
7.850% due 12/10/2023
Purchase/Trade Date:	  12/3/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund:
0.100
Percentage of Fund's Total Assets: 0.51
Brokers:  BNP Paribas, Commerzbank, JP
Morgan, Morgan Stanley, Standard
Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased: Credit Suisse Group
AG 7.500% due 12/31/2049
Purchase/Trade Date:	  12/4/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $410,000
Percentage of Offering Purchased by Fund:
0.018
Percentage of Fund's Total Assets: 0.53
Brokers:  Credit Suisse, Barclays, ING,
Lloyds Bank, Natixis, Wells Fargo
Securities, Banco Bilbao Vizcaya
Argentaria, S.A., BB Securities, BMO
Capital Markets, BNY Mellon Capital
Markets, LLC, BofA Merrill Lynch,
Bradesco BBI, Capital One Securities,
CIBC, Citigroup, Commerzbank, Credit
Agricole CIB, Deutsche Bank Securities,
Itau BBA, Morgan Stanley, Nordea
Markets, RBC Capital Markets, Santander,
Scotiabank, Societe Generale, SunTrust
Robinson Humphrey, Swedbank AB, TD
Securities, US Bancorp, VTB Capital
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Royal Bank of
Scotland Group PLC PFD 6.000% due
12/19/2023
Purchase/Trade Date:	  12/16/2013
Offering Price of Shares: $99.098
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets: 0.32
Brokers:  RBS, Credit Suisse, JP Morgan,
Morgan Stanley, BMO Capital Markets,
BNY Mellon Capital Markets, LLC,
Capital One Securities, CIBC, Citigroup,
Danske Markets Inc., Mischler Financial
Group, Inc., RBC Capital Markets, TD
Securities, Wells Fargo Securities
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Banco Santander
Mexico SA 5.950% due 1/30/2024
Purchase/Trade Date:	  12/18/2013
Offering Price of Shares: $99.235
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.015
Percentage of Fund's Total Assets: 0.26
Brokers:  Deutsche Bank Securities,
Morgan Stanley, Santander
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EDP Finance BV
5.250% due 1/14/2021
Purchase/Trade Date:	  1/7/2014
Offering Price of Shares: $99.365
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.027
Percentage of Fund's Total Assets: 0.25
Brokers:  Morgan Stanley, RBS, Societe
Generale Corporate & Investment Banking,
UBS Investment Bank, Espirito Santo
Investment Bank
Purchased from: UBS AG
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Chrysler Group
LLC 8.000% due 6/15/2019
Purchase/Trade Date:	  2/4/2014
Offering Price of Shares: $108.250
Total Amount of Offering: $1,375,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund:
0.024
Percentage of Fund's Total Assets: 0.41
Brokers:  BofA Merrill Lynch, JP Morgan,
Barclays, Citigroup, Goldman, Sachs &
Co., Morgan Stanley, UBS Investment
Bank, Banca IMI, BB Securities, Credit
Suisse, Deutsche Bank Securities, RBC
Capital Markets, RBS, Societe Generale,
Drexel Hamilton, Lebenthal Capital
Markets, Loop Capital Markets, Ramirez &
Co., Inc., The Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Bioscrip Inc.
8.875% due 2/15/2021
Purchase/Trade Date:	  2/6/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $200,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.100
Percentage of Fund's Total Assets: 0.23
Brokers: Jefferies, SunTrust Robinson
Humphrey, Morgan Stanley
Purchased from: Jefferies and Co.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kinross Gold Corp.
5.950% due 3/15/2024
Purchase/Trade Date:	  2/27/2014
Offering Price of Shares: $99.655
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $280,000
Percentage of Offering Purchased by Fund:
0.056
Percentage of Fund's Total Assets: 0.32
Brokers: JP Morgan, BofA Merrill Lynch,
RBC Capital Markets, HSBC, BMO
Capital Markets, BNP Paribas, CIBC,
Credit Suisse, Mitsubishi UFJ Securities,
Morgan Stanley, Scotiabank, Societe
Generale, TD Securities, Canaccord
Genuity, GMP Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Numericable Group
SA 6.000% due 5/15/2022
Purchase/Trade Date:	  4/23/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $4,000,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund:
0.014
Percentage of Fund's Total Assets: 0.53
Brokers: J.P. Morgan, Deutsche Bank,
Goldman Sachs International, Barclays,
BNP Paribas, Credit Agricole CIB, Credit
Suisse, Morgan Stanley, ING, Mediobanca,
Natixis, Societe Generale, UniCredit Bank.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an
investment grade rating from at least one
NRSRO; or if less than three years of
continuous operations, must have one of
the three highest rating categories from at least one NRSRO.